MUNICIPAL INCOME OPPORTUNITIES TRUST III   Two World Trade Center, New York, New
                                           York 10048

LETTER TO THE SHAREHOLDERS March 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Municipal Income Opportunities Trust III (OIC) for the fiscal year ended March 31, 1997.

Economic growth moderated during the third quarter of 1996, causing fixed-income yields to move lower through November. However, increased consumer spending led to an acceleration of economic activity, which prompted yields to rise between December and March. On March 25, 1997, the Federal Reserve Board raised the federal-funds rate 25 basis points to 5.50 percent in a preemptive move against a possible acceleration in the rate of inflation.

MUNICIPAL MARKET CONDITIONS

Long-term insured municipal revenue bond yields rose from 5.40 percent in February 1996 and reached a high of 6.15 percent in April and June before returning to 5.50 percent in November. At the end of March 1997, municipal yields stood at 5.85 percent. Although municipal yields followed the pattern of Treasuries, they generally were less volatile.

The ratio of insured municipal revenue bond yields to 30-year U.S. Treasury yields ranged from 86 percent to 81 percent and ended March at 82 percent. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. Over the past three years, the annual range of the ratio has averaged 81 to 92 percent.

On the supply side of the market, new-issue municipal volume increased 14 percent to $183 billion in 1996. Underwriting volume this year is expected to exceed bond maturities and redemptions.

PERFORMANCE

Municipal Income Opportunities Trust III's net asset value (NAV) moved from $9.66 to $9.69 per share during the fiscal year ended March 31, 1997. Based on this NAV change, plus reinvestment of tax-free dividends totaling $0.685 per share, the Fund's total return was 7.79 percent. OIC's

MUNICIPAL INCOME OPPORTUNITIES TRUST III market price on the New York Stock Exchange rose from $9.125 per share to $10.00 per share during the year. Based on this market price change and reinvestment of tax-free dividends, the Fund's total market return was 17.64 percent.

On March 31, 1997, OIC's market price was trading at a three percent premium to NAV. Undistributed net investment income totaled $0.142 per share, versus $0.178 per share a year ago. Beginning with the November 1996 payment, the monthly dividend was increased from $0.055 to $0.06 per share to more closely reflect the Fund's anticipated income. Net assets stood at $103 million.

PORTFOLIO STRUCTURE

The Fund's investments were diversified among 12 long-term sectors and 52 credits. Non-rated securities comprised 62 percent of the Fund's portfolio. The Fund's average maturity was 20 years. The combination of older, shorter-call issues and newer issues with longer call dates provided an average of six years of call protection. At the end of the fiscal year all loans held by the Fund were accruing interest. One loan, representing less than three percent of net assets, was accruing income, but may face difficulty meeting future debt service requirements.

LOOKING AHEAD

With the collapse of flat-tax proposals, municipal bonds have improved relative to U.S. Treasury securities. In their average range, tax-free yields are currently somewhat rich compared to Treasury yields. If municipal yields were to rise significantly in the future, the Fund would tend to sell its more defensive holdings in order to extend maturity and increase call protection.

FIVE LARGEST SECTORS AS OF MARCH 31, 1997
(% OF NET ASSETS)

ALL OTHERS                            31%
IDR/PCR*                              20%
NURSING & HEALTH RELATED              17%
HOUSING                               13%
HOSPITAL                              10%
TAX ALLOCATION                         9%

* INDUSTRIAL DEVELOPMENT REVENUE/POLLUTION CONTROL REVENUE
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

MUNICIPAL INCOME OPPORTUNITIES TRUST III

CALL STRUCTURE AS OF MARCH 31, 1997                    WEIGHTED AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)                      CALL PROTECTION:
                                                            6 YEARS

PERCENT CALLABLE
1997               0.1%
1998               1.3%
1999               2.5%
2000              38.1%
2001              13.9%
2002               2.3%
2003              12.7%
2004               5.5%
2005               6.4%
2006              10.0%
2007+              7.2%

                               YEARS CALLABLE

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended March 31, 1997, OIC purchased and retired 40,000 shares of common stock at a weighted average market discount of 3.68 percent.

We appreciate your ongoing support of Municipal Income Opportunities Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME OPPORTUNITIES TRUST III

RESULTS OF ANNUAL MEETING

                             *         *         *

On October 29, 1996, an annual meeting of the Fund's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

         Dr. Manuel H. Johnson
         For.................................................................  6,945,309
         Withheld............................................................    150,209

         John L. Schroeder
         For.................................................................  6,927,644
         Withheld............................................................    167,874

    The following Trustees were not standing for reelection at this meeting:
    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael E. Nugent and Philip J. Purcell.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT ADVISORY AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

         For.................................................................  6,816,955
         Against.............................................................     73,943
         Abstain.............................................................    204,620

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

         For.................................................................  6,924,217
         Against.............................................................     39,973
         Abstain.............................................................    131,328

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS March 31, 1997

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (95.2%)
              General Obligation (0.9%)
$  1,000      New York City, New York, 1994 Ser D.....................................     5.75  %    08/15/10     $    970,900
--------                                                                                                           ------------

              Educational Facilities Revenue (1.9%)
   1,000      ABAG Finance Authority for Nonprofit Corporations, California, National
               Center for International Schools COPs..................................     7.50       05/01/11          989,720
   1,000      New York State Dormitory Authority, State University 1993 Ser A.........     5.25       05/15/15          918,780
--------                                                                                                           ------------
   2,000                                                                                                              1,908,500
--------                                                                                                           ------------

              Electric Revenue (3.5%)
   2,000      Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary FSA).......     5.00       07/01/21        1,766,860
   1,750      Swanton, Vermont, Ser 1993..............................................     6.70       12/01/23        1,792,490
--------                                                                                                           ------------
   3,750                                                                                                              3,559,350
--------                                                                                                           ------------

              Hospital Revenue (9.6%)
   2,000      Corona, California, Vista Hospital System Inc Ser 1992 B COPs...........     9.50       07/01/20        2,227,000
   1,500      Duarte, California, City of Hope National Medical Center Ser 1993
               COPs...................................................................     6.125      04/01/13        1,496,670
   2,000      Dixon, Illinois, Katherine Shaw Bethea Hospital Ser 1990................     9.75       12/01/10        2,148,840
              Illinois Health Facilities Authority,
   1,250       Edward Hospital Refg Ser 1993..........................................     6.00       02/15/19        1,215,800
     625       Hindsdale Hospital Ser 1990 C..........................................     9.50       11/15/19          705,350
              Massachusetts Health & Educational Facilities Authority,
   1,000       Dana Farber Cancer Institute Ser G - 1.................................     6.25       12/01/14        1,017,810
   1,000       Dana Farber Cancer Institute Ser G - 1.................................     6.25       12/01/22        1,013,880
--------                                                                                                           ------------
   9,375                                                                                                              9,825,350
--------                                                                                                           ------------

              Industrial Development/Pollution Control Revenue (20.4%)
   1,500      Pope County, Arkansas, Arkansas Power & Light Co Ser 1990 (AMT).........     8.00       11/01/20        1,623,135
   1,750      Metropolitan Washington Airports Authority, District of Columbia,
               CaterAir International Corp Ser 1991 (AMT)+............................    10.125      09/01/11        1,753,272
   1,500      Chicago, Illinois, Chicago-O'Hare Int'l Airport/American Airlines Inc
               Ser 1990 A (AMT).......................................................     7.875      11/01/25        1,619,835
   3,000      Perry County, Kentucky, T J International Ser 1994 (AMT)................     7.00       06/01/24        3,091,980
   1,500      Massachusetts Industrial Finance Agency, Eastern Edison Co Refg Ser
               1993...................................................................     5.875      08/01/08        1,453,350
   2,500      Port Authority of New York & New Jersey, Continental Airlines Inc &
               Eastern Airlines Inc/LaGuardia Airport 1990 Ser 2 (AMT)++..............     9.125      12/01/15        2,832,725
   1,000      Beaver County Industrial Development Authority, Pennsylvania, Toledo
               Edison Co Collateralized Ser 1995 B....................................     7.75       05/01/20        1,084,790
   2,000      Brazos River Authority, Texas, Texas Utilities Electric Co 1990 Ser A
               (AMT)..................................................................     8.125      02/01/20        2,172,820
   2,000      Sabine River Authority, Texas, Texas Utilities Electric Co Ser 1990 B
               (AMT)..................................................................     8.25       10/01/20        2,209,400
   3,000      Pittsylvania County Industrial Development Authority, Virginia,
               Multi-Trade Ser 1994 A (AMT)...........................................     7.45       01/01/09        3,117,600
--------                                                                                                           ------------
  19,750                                                                                                             20,958,907
--------                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
              Mortgage Revenue - Multi-Family (8.3%)
$  2,342      Saint Tammany Public Trust Financing Authority, Louisiana, Refg Ser
               1990...................................................................    10.00  %    10/01/20     $  2,550,676
              Alexandria Redevelopment & Housing Authority, Virginia,
   1,760       Courthouse Commons Apts Ser 1990 A (AMT)...............................    10.00       01/01/21        1,759,947
  10,594       Courthouse Commons Apts Ser 1990 B (AMT)...............................     0.00       01/01/21          984,101
   3,000      Washington Housing Finance Commission, FNMA Collateralized Refg Ser 1990
               A......................................................................     7.50       07/01/23        3,172,890
--------                                                                                                           ------------
  17,696                                                                                                              8,467,614
--------                                                                                                           ------------

              Mortgage Revenue - Single Family (4.5%)
   1,225      Louisiana Housing Finance Agency, GNMA Collateralized Ser 1988 (AMT)....     8.30       11/01/20        1,269,039
              Ohio Housing Finance Agency,
   1,285       GNMA-Backed 1990 Ser C (AMT)...........................................     7.85       09/01/21        1,358,348
   2,000       Residential GNMA-Collateralized 1996 Ser B-2 (AMT).....................     6.10       09/01/28        1,980,540
--------                                                                                                           ------------
   4,510                                                                                                              4,607,927
--------                                                                                                           ------------

              Nursing & Health Related Facilities Revenue (17.1%)
   2,280      Champaign, Illinois, Hoosier Care Inc/Champaign Children's Home Ser 1989
               A......................................................................     9.75       08/01/19        2,425,578
   1,435      Winchester, Indiana, Hoosier Care II Inc Ser 1990.......................    10.375      06/01/20        1,529,251
   2,000      Iowa Health Facilities Development Finance Authority, Care Initiatives
               Ser 1996...............................................................     9.25       07/01/25        2,324,400
   1,500      Westside Habilitation Center, Louisiana, Intermediate Care Facility for
               the Mentally Retarded Refg Ser 1993....................................     8.375      10/01/13        1,580,040
   2,100      Massachusetts Health & Educational Facilities Authority, Farren Care
               Center Inc 1990 Ser A..................................................    10.375      06/01/10        2,359,539
              Massachusetts Industrial Finance Agency,
   2,975       Kennedy-Donovan Center Inc 1990 Issue..................................     9.75       06/01/10        3,181,376
     100       Pioneer Valley Living Care Center at Amherst 1990 Issue................     7.00       10/01/01           93,623
      59       Pioneer Valley Living Care Center at Amherst 1990 Issue................     0.00       10/01/20            1,183
     535      New York State Medical Care Facilities Finance Agency, Mental Health
               1990 Ser B.............................................................     7.875      08/15/08          591,025
   1,205      Allegheny County Hospital Development Authority, Pennsylvania, Allegheny
               Valley School Ser 1990.................................................     8.00       02/01/02        1,255,164
   1,945      Hurricane, Utah, Mission Health Service Ser 1990........................    10.50       07/01/20        2,162,782
--------                                                                                                           ------------
  16,134                                                                                                             17,503,961
--------                                                                                                           ------------

              Public Facilities Revenue (1.2%)
   1,211      Newton County, Texas, Detention Phase II COPs...........................     9.875      12/15/11        1,238,865
--------                                                                                                           ------------

              Retirement & Lifecare Facilities Revenue (7.2%)
              Connecticut Development Authority,
     350       Seabury Life Care Ser 1996.............................................     8.75       09/01/06          351,361
   2,325       Seabury Life Care Ser 1991.............................................    10.00       09/01/16        2,454,386
   1,000      Glen Cove Housing Authority, New York, The Mayfair at Glen Cove Ser 1996
               (AMT)..................................................................     8.25       10/01/26        1,001,540
   1,000      Lorain County, Ohio, Laurel Lakes Ser 1993..............................     7.30       12/15/14        1,028,530

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
              Chesterfield County Industrial Development Authority, Virginia,
$  3,450       Brandermill Woods Ser 1991 A...........................................     7.25#%     07/01/16     $  2,484,000
     500       Brandermill Woods Ser 1991 A...........................................     0.00       07/01/17           10,000
     500       Brandermill Woods Ser 1991 A...........................................     0.00       07/01/18           10,000
     500       Brandermill Woods Ser 1991 A...........................................     0.00       07/01/19           10,000
     500       Brandermill Woods Ser 1991 A...........................................     0.00       07/01/20           10,000
     500       Brandermill Woods Ser 1991 A...........................................     0.00       07/01/21           10,000
--------                                                                                                           ------------
  10,625                                                                                                              7,369,817
--------                                                                                                           ------------

              Tax Allocation (8.6%)
   2,885      Lely Community Development District, Florida, Ser 1991..................     9.00       10/01/11        3,296,920
   1,610      Bradley Illinois, Bradley North Redev Ser 1990..........................     9.125      01/01/05        1,783,204
     990      Bridgeview, Illinois, Tax Increment Refg Ser 1995.......................     9.00       01/01/11        1,089,891
     400      Hodgkins, Illinois, Ser 1991............................................     9.50       12/01/09          464,676
   1,934      Muskegon Downtown Development Authority, Michigan, 1989 Ser A-1 (a).....     9.75       06/01/18        2,178,235
--------                                                                                                           ------------
   7,819                                                                                                              8,812,926
--------                                                                                                           ------------

              Transportation Facilities Revenue (7.5%)
   3,000      San Joaquin Hills Transportation Corridor Agency, California, Toll Road
               Sr Lien................................................................     6.75       01/01/32        3,120,510
   1,000      Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg Ser 1993 A....     6.00       10/01/13          987,640
   1,750      Cleveland - Cuyahoga County Port Authority, C & P Docks Ser 1997-1
               (AMT)..................................................................     6.00       03/01/07        1,706,583
   2,000      Ohio Turnpike Commission, 1996 Ser A (MBIA).............................     5.50       02/15/26        1,900,160
--------                                                                                                           ------------
   7,750                                                                                                              7,714,893
--------                                                                                                           ------------

              Other Revenue (4.0%)
   2,100      Del Mar Race Track Authority, California, Refg Ser 1996.................     6.00       08/15/06        2,102,814
   1,000      Mashantuket (Western) Pequot Tribe, Connecticut, Special 1996 Ser A
               (a)....................................................................     6.40       09/01/11        1,021,870
   1,000      Northern Palm Beach County Improvement District, Florida, Water Control
               & Impr #9A Ser 1996 A..................................................     7.30       08/01/27        1,017,670
--------                                                                                                           ------------
   4,100                                                                                                              4,142,354
--------                                                                                                           ------------

              Refunded (0.5%)
     445      New York State Medical Care Facilities Finance Agency, Mental Health
--------       1990 Ser B.............................................................     7.875      08/15/08++        497,421
                                                                                                                   ------------
 106,165      TOTAL MUNICIPAL BONDS (Identified Cost $92,378,309).............................................       97,578,785
--------                                                                                                           ------------
              SHORT-TERM MUNICIPAL OBLIGATIONS (1.8%)
     200      Valdez, Alaska, Marine Terminal Exxon Pipeline Co Ser C (Demand
               04/01/97)..............................................................     3.80*      12/01/33          200,000
     600      Metropolitan Nashville Airport Authority, Tennessee, American Airlines
               Inc Refg Ser 1995 B (Demand 04/01/97)..................................     3.80*      10/01/12          600,000
   1,000      Converse County, Wyoming, Pacific Corp Ser 1994 (AMBAC) (Demand
--------       04/01/97)..............................................................     3.85*      11/01/24        1,000,000
                                                                                                                   ------------
   1,800      TOTAL SHORT-MUNICIPAL OBLIGATIONS (Identified Cost $1,800,000)..................................        1,800,000
--------                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                                             VALUE
-------------------------------------------------------------------------------------------------------------------------------

$107,965      TOTAL INVESTMENTS (Identified Cost $94,178,309) (b)....................................    97.0%     $ 99,378,785
=========

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................................    3.0        3,126,119
                                                                                                          ----     ------------

              NET ASSETS..............................................................................  100.0%     $102,504,904
                                                                                                        ======     ============

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      +       Joint exemption in the District of Columbia and Virginia.
      ++      Joint exemption in New York and New Jersey.
      #       Restructured coupon rate effective 01/01/97.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      Resale is restricted to qualified institutional investors.
     (b)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,453,114 and the aggregate gross unrealized depreciation is $252,638, resulting in net unrealized appreciation of $5,200,476.

Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
     FSA      Financial Securities Association.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                 March 31, 1997

Alaska...................  0.2%
Arkansas.................  1.6
California...............  9.7
Connecticut..............  3.7
District of Columbia.....  1.7
Florida..................  5.2
Illinois................. 10.5
Indiana..................  1.5
Iowa.....................  2.3
Kentucky.................  3.0%
Louisiana................  5.3
Massachusetts............  9.6
Michigan.................  2.1
New York.................  6.6
New Jersey...............  2.8
Ohio.....................  7.8
Pennsylvania.............  2.3
Tennessee................  0.6
Texas....................  5.5%
Utah.....................  3.8
Vermont..................  1.7
Virginia.................  8.2
Washington...............  4.8
Wyoming..................  1.0
Joint Exemptions*........ (4.5)
                          ----

Total.................... 97.0%
                          ====

---------------------
* Joint exemptions have been included in more than one geographic location.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997
ASSETS:
Investments in securities, at value
 (identified cost $94,178,309)........................................    $ 99,378,785
Cash..................................................................         201,371
Receivable for:
    Interest..........................................................       2,062,947
    Investments sold..................................................       1,020,000
Prepaid expenses and other assets.....................................          24,308
                                                                          ------------

    TOTAL ASSETS......................................................     102,687,411
                                                                          ------------

LIABILITIES:
Payable for:
    Investment advisory fee...........................................          43,791
    Administration fee................................................          26,274
Accrued expenses and other payables...................................         112,442
                                                                          ------------

    TOTAL LIABILITIES.................................................         182,507
                                                                          ------------

NET ASSETS:
Paid-in-capital.......................................................      98,911,909
Net unrealized appreciation...........................................       5,200,476
Accumulated undistributed net investment income.......................       1,504,731
Accumulated net realized loss.........................................      (3,112,212)
                                                                          ------------

    NET ASSETS........................................................    $102,504,904
                                                                          ============

NET ASSET VALUE PER SHARE,
 10,573,906 shares outstanding
 (unlimited shares authorized of $.01 par value)......................           $9.69
                                                                          ============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF OPERATIONS
For the year ended March 31, 1997
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $ 7,916,629
                                                                           -----------

EXPENSES
Investment advisory fee................................................        514,840
Administration fee.....................................................        308,904
Professional fees......................................................        113,774
Transfer agent fees and expenses.......................................         42,776
Registration fees......................................................         24,221
Shareholder reports and notices........................................         23,236
Trustees' fees and expenses............................................         16,389
Custodian fees.........................................................          6,144
Other..................................................................          6,785
                                                                           -----------
    TOTAL EXPENSES.....................................................      1,057,069

    LESS: EXPENSE OFFSET...............................................         (6,117)
                                                                           -----------

    NET EXPENSES.......................................................      1,050,952
                                                                           -----------

    NET INVESTMENT INCOME..............................................      6,865,677
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss......................................................     (1,216,634)
Net change in unrealized appreciation..................................      1,989,928
                                                                           -----------

    NET GAIN...........................................................        773,294
                                                                           -----------

NET INCREASE...........................................................    $ 7,638,971
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                            FOR THE YEAR       FOR THE YEAR
                                                               ENDED              ENDED
                                                           MARCH 31, 1997     MARCH 31, 1996
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................     $   6,865,677      $   7,267,715
Net realized loss......................................        (1,216,634)          (234,096)
Net change in unrealized appreciation..................         1,989,928            197,628
                                                             ------------       ------------

    NET INCREASE.......................................         7,638,971          7,231,247
Dividends from net investment income...................        (7,249,645)        (6,572,115)

Net decrease from transactions in shares of beneficial
 interest..............................................          (372,790)        (3,108,030)
                                                             ------------       ------------

    NET INCREASE (DECREASE)............................            16,536         (2,448,898)

NET ASSETS:

Beginning of period....................................       102,488,368        104,937,266
                                                             ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,504,731 and $1,888,699, respectively)...........     $ 102,504,904      $ 102,488,368
                                                             ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS March 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Opportunities Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the 0.30% to the Fund's weekly net assets.

Under the terms of the Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1997 aggregated $20,167,768 and $22,382,838, respectively.

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $8,500.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 1997, included in Trustees' fees and expenses in the Statement of Operations amounted to $852. At March 31, 1997, the Fund had an accrued pension liability of $46,228 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                   PAR VALUE       PAID IN
                                                                                                      OF          EXCESS OF
                                                                                      SHARES        SHARES        PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, March 31, 1995.........................................................    10,969,106     $109,691      $102,283,038
Treasury shares purchased and retired (weighted average discount 10.325%)*......      (355,200)      (3,552)       (3,104,478)
                                                                                    ----------     --------      ------------
Balance, March 31, 1996.........................................................    10,613,906      106,139        99,178,560
Treasury shares purchased and retired (weighted average discount 3.68%)*........       (40,000)        (400)         (372,390)
                                                                                    ----------     --------      ------------
Balance, March 31, 1997.........................................................    10,573,906     $105,739      $ 98,806,170
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At March 31, 1997, the Fund had a net capital loss carryover of approximately $2,022,000 of which $1,248,000 will be available through March 31, 2003 and $774,000 will be available through March 31, 2005 to offset future capital gains to the extent provided by regulations.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $836,000 during fiscal 1997. As of March 31, 1997, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales.

7. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION          AMOUNT           RECORD             PAYABLE
       DATE            PER SHARE          DATE               DATE
------------------     ---------     ---------------    ---------------
  March 25, 1997         $0.06        April 4, 1997     April 18, 1997
  April 29, 1997         $0.06         May 9, 1997       May 23, 1997

MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                     FOR THE YEAR ENDED MARCH 31
                                                                     ------------------------------------------------------------
                                                                       1997         1996        1995++        1994         1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................    $   9.66     $   9.57     $   9.32     $   9.41     $   9.51
                                                                      -------      -------      -------      -------      -------
Net investment income............................................        0.65         0.68         0.67         0.66         0.70
Net realized and unrealized gain (loss)..........................        0.07        (0.01)        0.19        (0.04)       (0.05)
                                                                      -------      -------      -------      -------      -------
Total from investment operations.................................        0.72         0.67         0.86         0.62         0.65
                                                                      -------      -------      -------      -------      -------
Less dividends and distributions from:
   Net investment income.........................................       (0.69)       (0.61)       (0.59)       (0.71)       (0.72)
   Net realized gain.............................................          --           --        (0.07)          --        (0.03)
                                                                      -------      -------      -------      -------      -------
Total dividends and distributions................................       (0.69)       (0.61)       (0.66)       (0.71)       (0.75)
                                                                      -------      -------      -------      -------      -------
Anti-dilutive effect of acquiring treasury shares................          --         0.03         0.05           --           --
                                                                      -------      -------      -------      -------      -------
Net asset value, end of period...................................    $   9.69     $   9.66     $   9.57     $   9.32     $   9.41
                                                                      =======      =======      =======      =======      =======
Market value, end of period......................................    $  10.00     $  9.125     $   8.25     $   8.50     $  9.625
                                                                      =======      =======      =======      =======      =======
TOTAL INVESTMENT RETURN+.........................................       17.64%       18.54%        5.05%       (5.04)%       9.84%
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................        1.03%(1)     1.06%        1.05%        1.07%        1.12%
Net investment income............................................        6.66%        6.91%        7.24%        6.88%        7.37%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $102,505     $102,488     $104,937     $106,916     $107,912
Portfolio turnover rate..........................................          20%           8%           6%          12%           3%

---------------------
  + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++  Restated for comparative purposes.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME OPPORTUNITIES TRUST III

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Opportunities Trust III (the "Fund") at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 9, 1997
      --------------------------------------------------------------------

                      1997 FEDERAL TAX NOTICE (unaudited)

         During the year ended March 31, 1997, the Fund paid to the shareholders $0.69 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

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

                      (This Page Intentionally Left Blank)

TRUSTEES
---------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
---------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
---------------------------------------------
Dean Witter Trust Company
Harborside Financial Center--Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
---------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISER
---------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



MUNICIPAL
INCOME
OPPORTUNITIES
TRUST III


Annual Report
March 31, 1997